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Exhibit 23.2



                        CONSENT OF INDEPENDENT AUDITORS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Key Production Company, Inc.'s previously filed Registration Statement File No. 333-83879 on Form S-3 and Registration Statement File Nos. 033-62355, 333-83955, 333-83953 and 333-53116 on Form S-8.


                                                       ARTHUR ANDERSEN LLP


Denver, Colorado
 March 27, 2001